UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 20, 2020 (November 20, 2020)

MAIDEN HOLDINGS, LTD.
 (Exact name of registrant as specified in its charter)

Bermuda	001-34042	98-0570192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

94 Pitts Bay Road, Pembroke HM08, Bermuda

(Address of principal executive offices and zip code)

(441) 298-4900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered
Common Shares, par value $0.01 per share	MHLD	NASDAQ Capital Market
Series A Preference Shares, par value $0.01 per share	MH.PA	New York Stock Exchange
Series C Preference Shares, par value $0.01 per share	MH.PC	New York Stock Exchange
Series D Preference Shares, par value $0.01 per share	MH.PD	New York Stock Exchange

Item 8.01	Other Events.

On November 20, 2020, the Company issued a press release announcing the amendment of a cash tender offer to purchase a specified number of its preference securities, which press release is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibit

Exhibit
No.	Description

99.1	Press Release of Maiden Holdings, Ltd., dated November 20, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 20, 2020	MAIDEN HOLDINGS, LTD.

		By:	/s/ Denis M. Butkovic
Denis M. Butkovic
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press Release of Maiden Holdings, Ltd., dated November 20, 2020

Special Note about Forward Looking Statements

Certain statements in this press release, other than purely historical information, including estimates, projections, statements relating to the Company’s business plans, objectives and expected operating results and the assumptions upon which those statements are based are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include general statements both with respect to the Company and the insurance industry and generally are identified with the words "anticipate", "believe", "expect", "predict", "estimate", "intend", "plan", "project", "seek", "potential", "possible", "could", "might", "may", "should", "will", "would", "will be", "will continue", "will likely result" and similar expressions. In light of the risks and uncertainties inherent in all forward-looking statements, the inclusion of such statements in this press release should not be considered as a representation by the Company or any other person that the Company’s objectives or plans or other matters described in any forward-looking statement will be achieved. These statements are based on current plans, estimates, assumptions and expectations. Actual results may differ materially from those projected in such forward-looking statements and therefore, you should not place undue reliance on them. Important factors that could cause actual results to differ materially from those in such forward-looking statements are set forth in Item 1A "Risk Factors" in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019. Circumstances caused by the COVID-19 pandemic are complex, uncertain and rapidly evolving. We therefore may not be able to accurately predict the longer-term effects that the COVID-19 pandemic may have on our financial condition or results of operations. To the extent the COVID-19 pandemic adversely affects our financial condition or results of operations, it may also have the effect of heightening additional risks described in Part I, Item 1A, Risk Factors, of our Annual Report on Form 10-K for the year ended December 31, 2019.
The Company cautions that the list of important risk factors in its Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2020 is not intended to be and is not exhaustive. The Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law, and all subsequent written and oral forward-looking statements attributable to the Company or individuals acting on the Company’s behalf are expressly qualified in their entirety by this paragraph. If one or more risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, the Company’s actual results may vary materially from what was projected. Any forward-looking statements in this press release reflect the Company’s current view with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to the Company’s operations, results of operations, growth, strategy and liquidity. Readers are cautioned not to place undue reliance on the forward-looking statements which speak only as of the dates of the documents in which such statements were made.

CONTACT:

Sard Verbinnen & Co.
Maiden-SVC@sardverb.com

Exhibit 99.1

PRESS RELEASE

Maiden Amends Tender Offer to Purchase 3,300,000 Shares of Each Series of
its Preference Shares, Series A, Series C and Series D
for an Aggregate Purchase Price of up to $103,950,000

PEMBROKE, Bermuda, November 20, 2020 - Maiden Holdings, Ltd. (NASDAQ:MHLD) ("Maiden") announced today that it has amended its cash tender offer (the “Offer”) for its Series A Preference Shares, Series C Preference Shares and Series D Preference Shares (each as defined in the table below). Maiden, through its indirect, wholly-owned subsidiary, Maiden Reinsurance Ltd. (the “Company”), is offering to purchase 3,300,000 for its Series A Preference Shares, Series C Preference Shares and Series D Preference Shares (each as defined in the table below).

Series of Securities	CUSIP No./ISIN	Liquidation Preference Per Share	Aggregate Liquidation Preference Outstanding	Offer Price
8.250% Non-Cumulative Preference Shares Series A of Maiden Holdings, Ltd. ("Series A Preference Shares")	G5753U 120 / BMG5753U1201	$25.00	$150,000,000	$10.50 per share
7.125% Non-Cumulative Preference Shares Series C of Maiden Holdings, Ltd. ("Series C Preference Shares")	G5753U 138 / BMG5753U1383	$25.00	$165,000,000	$10.50 per share
6.700% Non-Cumulative Preference Shares Series D of Maiden Holdings, Ltd. ("Series D Preference Shares")	G5753U 146 / BMG5753U1466	$25.00	$150,000,000	$10.50 per share
The consideration for each Series A Preference Share, each Series C Preference Share and each Series D Preference Share tendered and accepted for purchase pursuant to the Offer will equal $10.50 (the “Offer Price”). The Offer Price does not, and will not, include any amount with respect to dividends. If the Offer is fully subscribed, the Company will purchase the Series Purchase Amount for each series, resulting in an aggregate purchase amount of $103,950,000, excluding fees and expenses (including, without limitation, the retail processing fees described below).

The principal purpose of the Offer is to adjust Maiden’s capital structure to reflect its current operations and the amount of capital required to operate both Maiden and the Company. Maiden's board of directors has not declared or paid dividends on the Securities since the fourth quarter of 2018 and there can be no assurance that Maiden will declare and pay dividends on the Securities in the future. The Securities are perpetual and there is no fixed date on which Maiden is required to redeem or otherwise repurchase them. Further, given the perpetual form of capital the Securities represent, there can be no assurance that Maiden or the Company will make additional offers in the future to purchase the Securities.

The acquisition by the Company of the Securities pursuant to this Offer is being made in compliance with the Company’s investment policy which has been approved by the Vermont Department of Financial Regulation.
Maiden or the Company reserves the right, but is not obligated, to increase the Maximum Aggregate Purchase Amount in its sole and absolute discretion. The Offer will expire on December 22, 2020 at 11:59 p.m., New York City time, unless Maiden or the Company extends it (such time and date, as the same may be extended, the “Expiration Time”).
If the aggregate number of shares of a series of the Securities that are validly tendered and not properly withdrawn as of the Expiration Time (each, a “Series Total Tender Amount”) exceeds the Series Purchase Amount for that series, the Company will accept for purchase that number of Securities of that series that does not result in such Series Total Tender Amount exceeding the Series Purchase Amount. In that event, the Securities of such series will be subject to proration, as described in the Amended and Restated Offer to Purchase dated November 20, 2020 (the “Offer to Purchase”). If the Series Total Tender Amount with respect to the Securities of a series is less than the Series Purchase Amount as of the Expiration Time (each, an “Under‑Tendered Series”), the Company will accept for purchase such Series Total Tender Amount. In that event, each other Series Purchase Amount whose Series Total Tender Amount exceeds its Series Purchase Amount as of the Expiration Time (each, an “Over‑Tendered Series”) will be increased ratably on a series by series basis by the number of shares by which any Series Purchase Amount for an Under‑Tendered Series exceeds its Series Total Tender Amount. In no event will a Series Purchase Amount be reduced below 3,300,000 shares for any series other than in accordance with the provisions described in the preceding sentence.

The Company will pay the purchase price for the Securities it purchases promptly after the Expiration Time and the acceptance of the Securities for purchase. The date on which such payment is made is referred to as the “Settlement Date.” The Company currently expects the Settlement Date to be December 24, 2020.
Securities tendered pursuant to the Offer may be validly withdrawn at any time on or prior to the Expiration Time by following the procedures described in the Offer to Purchase.
The terms and conditions of the Offer are described in the Offer to Purchase. The Offer is subject to the satisfaction or waiver of certain conditions specified in the Offer to Purchase.
The Offer to Purchase will be mailed to record holders of the Securities and will be furnished to brokers, dealers, commercial banks, trust companies or other nominee stockholders and similar persons whose names, or the names of whose nominees, appear on Maiden’s shareholder list or, if applicable, who are listed as participants in a clearing agency’s security position listing for subsequent transmittal to beneficial owners of the Securities. The Offer to Purchase contains important information that holders are urged to read before any decision is made with respect to the Offer.
Pursuant to Rule 13e-4(c)(2) under the Securities Exchange Act of 1934, as amended, Maiden will file with the Securities and Exchange Commission (the “SEC”) an Issuer Tender Offer Statement on Schedule TO, which contains additional information with respect to the Offer. The Schedule TO, including the exhibits and any amendments and supplements thereto, may be examined, and copies may be obtained, at the SEC’s website at www.sec.gov.
BofA Securities is acting as dealer manager for the Offer. The Company will pay registered brokers and dealers in the United States that process tenders into the Offer from DTC participants and persons resident in the United States (the “Retail Processing Dealers”) retail processing fees. Each Retail Processing Dealer that successfully processes tenders from a retail beneficial owner of Securities will be eligible to receive a retail processing fee from the Company equal to $0.125 per Series A Preference Share, Series C Preference Share or Series D Preference Share validly tendered and not properly withdrawn by or on behalf of such retail beneficial owner and accepted for purchase by the Company, except for any Series A Preference Shares, Series C Preference Shares or Series D Preference Shares tendered by a Retail Processing Dealer for its own account. For additional information regarding the terms of the Offer, please contact: BofA Securities, Attn: Liability Management, at telephone (980) 387-3907 (collect) or by email at debt_advisory@bofa.com. To request documentation relating to the Offer, please contact Global Bondholder Services Corporation, which is acting as the tender agent and information agent for the Offer, at (866) 794-2200 (toll-free) or (212) 430-3774.

THIS PRESS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER OR SOLICITATION TO PURCHASE SECURITIES. THE OFFER IS BEING MADE SOLELY PURSUANT TO THE OFFER TO PURCHASE, WHICH SETS FORTH THE COMPLETE TERMS OF THE OFFER THAT HOLDERS OF THE SECURITIES SHOULD CAREFULLY READ PRIOR TO MAKING ANY DECISION.
THE COMPANY IS NOT MAKING THE OFFER TO (NOR WILL IT ACCEPT ANY TENDER OF SECURITIES FROM OR ON BEHALF OF) HOLDERS OF SECURITIES IN ANY JURISDICTION IN WHICH THE MAKING OF THE OFFER OR THE ACCEPTANCE OF ANY TENDER OF SECURITIES WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION. HOWEVER, THE COMPANY MAY, AT ITS DISCRETION, TAKE SUCH ACTION AS THE COMPANY MAY DEEM NECESSARY FOR IT TO MAKE THE OFFER IN ANY SUCH JURISDICTION AND EXTEND THE OFFER TO HOLDERS OF SECURITIES IN SUCH JURISDICTION. IN ANY JURISDICTION THE SECURITIES OR BLUE SKY LAWS OF WHICH REQUIRE THE OFFER TO BE MADE BY A LICENSED BROKER OR DEALER, THE OFFER SHALL BE DEEMED TO BE MADE ON THE COMPANY’S BEHALF BY ONE OR MORE REGISTERED BROKERS OR DEALERS WHICH ARE LICENSED UNDER THE LAWS OF SUCH JURISDICTION.

About Maiden Holdings, Ltd.
Maiden Holdings, Ltd. is a Bermuda-based holding company formed in 2007.

Forward-Looking Statements
This press release includes forward-looking statements. These statements are necessarily subject to risk and uncertainty and actual results could differ materially from those anticipated due to various factors, including those set forth from time to time in the documents filed or furnished by Maiden Holdings, Ltd. with the Securities and Exchange Commission. You should not place undue reliance on forward-looking statements and Maiden Holdings, Ltd. undertakes no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made.